This is filed pursuant to Rule 497(e).
File Nos.: 33-18647 and 811-05398

                                                             Class B Prospectus

                          ALLIANCE VARIABLE PRODUCTS

                                  SERIES FUND

                                  May 3, 1999

                       Worldwide Privatization Portfolio

 This  Prospectus describes a  Portfolio that is  available as an  underlying investment  through your variable  contract. For information about  your variable  contract,  including information  about  insurance-related expenses, see the Prospectus for your variable contract which accompanies this Prospectus.

    The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this
            Prospectus. Any representation to the contrary is a
                criminal offense.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
RISK/RETURN SUMMARY........................................................   3
  Summary of Principal Risks...............................................   5
GLOSSARY...................................................................   7
DESCRIPTION OF THE PORTFOLIO...............................................   9
  Investment Objectives and Policies.......................................   9
  Description of Investment Practices......................................  10
  Additional Risk Considerations...........................................  17
MANAGEMENT OF THE PORTFOLIO................................................  22
PURCHASE AND SALE OF SHARES................................................  23
  How The Portfolio Values Its Shares......................................  23
  How To Purchase and Sell Shares..........................................  23
DIVIDENDS, DISTRIBUTIONS AND TAXES.........................................  23
DISTRIBUTION ARRANGEMENTS..................................................  23
FINANCIAL HIGHLIGHTS.......................................................  24

Alliance Variable Products Series Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

RISK/RETURN SUMMARY

The following is a summary of certain key information about Alliance Variable Products Series Fund. You will find additional information about the Portfolio of the Fund, including a detailed description of the risks of an investment in the Portfolio, after this summary.

The Risk/Return Summary describes the Portfolio's objectives, principal investment strategies and principal risks. The Portfolio's summary includes a discussion of some of the principal risks of investing in the Portfolio. A further discussion of these and other risks is on page 5.

A more detailed description of the Portfolio, including the risks associated with investing in the Portfolio, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. The Portfolio may at times use certain types of investment derivatives such as options, futures, forwards, and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for the Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in the Portfolio by showing:

  . how the Portfolio's average annual returns for one and five years and over the life of the Portfolio compare to those of a broad based securities market index; and

  . changes in the Portfolio's performance from year to year over the life of the Portfolio.

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar charts for the Portfolio would be lower.

The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

Other important things for you to note:

  .  You may lose money by investing in the Portfolio.

  . An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Worldwide Privatization Portfolio

  Objective: The Portfolio's investment objective is to seek long-term capital appreciation.

  Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of companies that are undergoing, or have undergone, privatization. The Portfolio also invests in securities of companies that will benefit from privatizations. The Portfolio takes advantage of investment opportunities, historically inaccessible to U.S. individual investors, that result from the privatization of state enterprises in both established and developing economies. Because privatizations are integral to a country's economic restructuring, securities sold in initial public offerings often are attractively priced to secure the issuer's transition to private sector ownership. In addition, these enterprises often dominate their local markets and have the potential for significant managerial and operational efficiency gains.

  The Portfolio diversifies its investments among a number of countries and normally invests in issuers based in four, and usually considerably more, countries. The Portfolio may invest up to 30% of its total assets in any one of France, Germany, Great Britain, Italy, and Japan and may invest all of its assets in a single world region. The Portfolio also may invest up to 35% of its total assets in debt securities and convertible debt securities of privatized companies.

  Among the principal risks of investing in the Portfolio are market risk, foreign risk, and currency risk. Investments in companies that are undergoing, or have undergone, privatization could have more risk because they have no operating history as private companies. In addition, the Portfolio's investments in U.S. Dollar or foreign currency denominated fixed-income securities have interest rate and credit risk. In addition, the Portfolio is "non-diversified" meaning that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio. The performance information in the table and bar chart is the performance of the Portfolio's Class A shares adjusted to reflect the higher expense ratio of the Class B shares.

                     Performance Information and Bar Chart

                               Performance Table

                                                          1 Year  Since inception
                                                          ------  ---------------
      Portfolio.......................................... 10.58%       11.81%
      MSCI EAFE Index.................................... 20.00%        9.02%

The average annual total returns in the performance table are for periods ended December 31, 1998. Since Inception return information is from September 23, 1994 for the Portfolio and September 30, 1994 for the Index.

                                   Bar Chart




    89     90      91      92      93      94      95      96      97      98
  ----   ----    ----    ----    ----    ----    ----    ----    ----    ----
  N/A    N/A     N/A     N/A     N/A     N/A     10.6    18.3    10.5    10.6

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


   Best quarter was up 16.19%, 4th quarter, 1998; and Worst quarter was down 16.24%, 3rd quarter, 1998.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in the Portfolio will change with changes in the values of the Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect the Portfolio's investments as a whole. The Portfolio could be subject to additional principal risks because the types of investments made by the Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolio, its investments, and related risks.

  . Interest Rate Risk This is the risk that changes in interest rates will affect the value of a Portfolio's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest in future dates. Interest rate risk is particularly applicable to a Portfolio that invests in fixed-income securities. Increases in interest rates may cause the value of the Portfolio's investments to decline.

     Even a Portfolio that invests a substantial portion of its assets in the highest quality debt securities, including U.S. Government securities, is subject to interest rate risk. Interest rate risk generally is greater for a Portfolio that invests a significant portion of its assets in lower-rated securities or comparable unrated securities.

     Interest rate risk is generally greater for a Portfolio that invests in debt securities with longer maturities. The value of these securities is affected more by changes in interest rates because when interest rates rise, the maturities of these type of securities tend to lengthen and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Portfolio must reinvest its assets in debt securities with lower interest rates.

  . Credit Risk This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for a Portfolio that invests in lower-rated securities. These debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

     Credit risk is greater for a Portfolio that invests in debt securities issued in connection with corporate restructurings by highly leveraged issuers and in debt securities not current in the payment of interest or principal or are in default. A Portfolio that invests in foreign securities is also subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt obligations, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

  . Market Risk This is the risk that the value of a Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods.

  . Foreign Risk This is the risk of investments in issuers located in foreign countries. The Portfolio's investments in foreign securities may experience more rapid and extreme changes in value than if it invested solely in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of securities. In addition, foreign companies usually are not subject to the same degree of regulation as U.S. companies. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect the Portfolio's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, the Portfolio could lose its entire investment.

  . Country or Geographic Risk This is the risk of investments in issuers located in a particular country or geographic region. Market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions, may have a particularly significant effect on a Portfolio's net asset value.

     Political, social, and economic changes in a particular country could result in increased risks for a Portfolio that invests a substantial portion of its assets in sovereign debt obligations. The investments in emerging market countries are likely to involve significant risks. These countries, such as Mexico, Argentina, Brazil, Morocco, the Philippines, Russia, and Venezuela, have a history of political and economic instability.

  . Currency Risk This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Portfolio's investments.

  . Management Risk The Portfolio is subject to management risk because it is an actively managed investment Portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

  . Focused Portfolio Risk A Portfolio that invests in a limited number of companies, may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value. Similarly, the Portfolio may have more risk if it is "non-diversified" meaning that it can invest more of its assets in a smaller number of companies than many other funds.

GLOSSARY

This Prospectus uses the following terms.

Types of Securities

Bonds are fixed, floating, and variable rate debt obligations.

Convertible securities are fixed-income securities that are convertible into common and preferred stock.

Debt securities are bonds, debentures, notes, and bills.

Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Fixed-income securities are debt securities and preferred stocks, including floating rate and variable rate instruments.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, or governmental agencies or other entities.

Qualifying bank deposits are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that may be resold under Rule 144A of the Securities Act.

Sovereign debt obligations are foreign government debt securities, loan participations between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities.

U.S. Government securities are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Rating Agencies, Rated Securities and Indexes

Duff & Phelps is Duff & Phelps Credit Rating Company.

EAFE Index is Morgan Stanley Capital International Europe, Australasia and Far East ("EAFE") Index.

Fitch is Fitch IBCA, Inc.

High-quality commercial paper is commercial paper rated at least Prime-2 by Moody's, A-2 by S&P, Fitch-2 by Fitch, or Duff 2 by Duff & Phelps.

Investment grade securities are fixed-income securities rated Baa and above by Moody's or B and above by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Moody's is Moody's Investors Service, Inc.

S&P is Standard & Poor's Ratings Services.

Other

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity.

Exchange is the New York Stock Exchange.

Non-U.S. Company is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country, (ii) derives 50% or more of its total revenues from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a foreign country.

Securities Act is the Securities Act of 1933, as amended.

World Bank is the commonly used name for the International Bank for Reconstruction and Development.

DESCRIPTION OF THE PORTFOLIO

This section of the Prospectus provides a more complete description of the Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that the Portfolio will achieve its investment objective.

Please note that:

  . Additional discussion of the Portfolio's investments, including the risks of the investments, can be found in the discussion under Description of Investment Practices following this section.

  . The description of the principal risks for the Portfolio may include risks described in the Summary of Principal Risks above. Additional information about the risks of investing in the Portfolio can be found in the discussion under Additional Risk Considerations.

  . Additional descriptions of the Portfolio's strategies, investments and risks can be found in the Statement of Additional Information or SAI.

  . Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote, and
     (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote.

Investment Objectives and Policies

Worldwide Privatization Portfolio

The Portfolio's investment objective is to seek long-term capital appreciation. As a fundamental policy, the Portfolio invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization (as described below), although normally significantly more of its assets will be invested in such securities. The balance of its investments will include securities of companies believed by Alliance to be beneficiaries of privatizations. The Portfolio is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies. These companies include those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia and Eastern and Central Europe and, to a lesser degree, Canada and the United States.

The Portfolio's investments in enterprises undergoing privatization may comprise three distinct situations. First, the Portfolio may invest in the initial offering of publicly traded equity securities (an "initial equity offering") of a government- or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Portfolio may purchase securities of a current or former state enterprise following its initial equity offering. Finally, the Portfolio may make privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Alliance believes that substantial potential for capital appreciation exists as privatizing enterprises rationalize their management structures, operations and business strategies in order to compete efficiently in a market economy, and the Portfolio will thus emphasize investments in such enterprises.

Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland and Hungary, are engaged in privatizations. The Portfolio will invest in any country believed to present attractive investment opportunities.

A major premise of the Portfolio's approach is that the equity securities of privatized companies offer opportunities for significant capital appreciation. In particular, because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings often are priced attractively to secure the issuer's successful transition to private sector ownership. Additionally, these enterprises often dominate their local markets and typically have the potential for significant managerial and operational efficiency gains.

The Portfolio diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. The Portfolio invests up to 15% of its total assets in issuers in any one foreign country, except that the Portfolio may invest up to 30% of its total assets in issuers in any one of France, Germany, Great Britain, Italy and Japan. The Portfolio may invest all of its assets within a single region of the world.

The Portfolio may invest up to 35% of its total assets in debt securities and convertible debt securities of issuers whose common stocks are eligible for purchase by the Portfolio. The Portfolio invests up to 5% of its net assets in lower-rated securities. The Portfolio will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Portfolio also may:

  .  invest up to 20% of its total assets in rights or warrants;

  . write covered call and put options, purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options, and write uncovered options for cross-hedging purposes;

  . enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock and may purchase and write options on future contracts;

  . purchase and write put and call options on foreign currencies for hedging purposes;

  .  purchase or sell forward foreign currency contracts;

  .  enter into forward commitments;

  .  enter into standby commitment agreements;

  .  enter into currency swaps for hedging purposes;

  . make short sales "against the box" of securities or maintain a short position of up to 10% of its net assets;

  . make secured loans of portfolio securities of up to 30% of its total assets;

  .  invest up to 15% of its total assets in illiquid securities; and

  .  enter into repurchase agreements for U.S. Government securities.

Investments in non-U.S. companies and smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Portfolio's investments in debt securities and convertible securities have interest risk and credit risk.

DESCRIPTION OF INVESTMENT PRACTICES

This section describes the Portfolio's investment practices and associated risks. Unless otherwise noted, the Portfolio's use of any of these practices was specified in the previous section.

Derivatives. The Portfolio may use derivatives to achieve its investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolio to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Portfolio is permitted to use derivatives for one or more of these purposes, although the Portfolio generally uses derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Portfolio shareholders. The Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of the Portfolio's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

  . Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

  . Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

  . Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

  . Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset

     (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in the Portfolio.

  . Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest based on changes in the bond market generally.

  . Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

  . Credit Risk--This is the risk that a loss may be sustained by the Portfolio as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

  . Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

  . Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

  . Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

Derivatives Used by the Portfolio. The following describes specific derivatives that the Portfolio may use.

Forward Foreign Currency Exchange Contracts. The Portfolio purchases or sells forward foreign currency exchange contracts ("forward contracts") to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. The Portfolio may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in the foreign currency in order to "lock in" the U.S. Dollar price of the security (a "transaction hedge"). When a Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency, or when the Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge"). Instead of entering into a position hedge, the Portfolio may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Portfolio believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Portfolio are denominated (a "cross-hedge").

Futures Contracts and Options on Futures Contracts. The Portfolio may buy and sell futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by the Portfolio will be traded on U.S. or foreign exchanges and will be used only for hedging purposes.

Options on Foreign Currencies. The Portfolio invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated securities held by the Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

Options on Securities. In purchasing an option on securities, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, the Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

The Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, the Portfolio will not write uncovered call or put options on securities. A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by the Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and the Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

The Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." The Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

The Portfolio generally purchases or writes privately negotiated options on securities and does so will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Privately negotiated options purchased or written by the Portfolio may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

Currency Swaps. Currency swaps involve the individually negotiated exchange by the Portfolio with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the counterparty to the transaction, the Portfolio will have contractual remedies under the transaction agreements.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued basis" or purchases or sales on a "delayed delivery basis." In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrues to the purchaser prior to the settlement date.

The use of forward commitments helps the Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, the Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

The Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolio enters into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If the Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.

Illiquid Securities. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over the counter options and assets used to cover over the counter options, and (iii) repurchase agreements not terminable within seven days.

The Portfolio may not be able to sell such securities and may not be able to realize their full value upon sale. Alliance will monitor the Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

Loans of Portfolio Securities. The Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. The risks in lending portfolio securities, as with other secured extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. The Portfolio may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral.


Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit the Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, the Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, the Portfolio might be delayed in, or prevented from, selling the collateral for its benefit.

Rights and Warrants. Warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Short Sales. A short sale is effected by selling a security that the Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. A short sale is "against the box" if the Portfolio owns or has the right to obtain without payment securities identical to those sold short.

If the price of the security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Standby Commitment Agreements. Standby commitment agreements are similar to put options that commit the Portfolio, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Portfolio is paid a commitment fee regardless of whether the security ultimately is issued. The Portfolio will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous and unavailable on a firm commitment basis. The Portfolio will not enter into a standby commitment with a remaining term in excess of 45 days. The Portfolio will limit its investments in standby commitments so that the aggregate purchase price of the securities subject to the commitments does not exceed 20% of its assets.

There is no guarantee that the security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, the Portfolio will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

Future Developments. The Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

Portfolio Turnover. The portfolio turnover rate for the Portfolio is included in the Financial Highlights section. The Portfolio is actively managed and, in some cases in response to market conditions, the Portfolio's turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Portfolio and its shareholders.

Temporary Defensive Position. For temporary defensive purposes, the Portfolio may invest in certain types of short-term, liquid, high-grade or high-quality debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. Such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Portfolio is investing for temporary defensive purposes, it may not meet its investment objective.

ADDITIONAL RISK CONSIDERATIONS

Investment in the Portfolio involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

Currency Considerations. The Portfolio invests some portion of its assets in securities denominated in, and receive revenues in, foreign currencies and, consequently will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect the Portfolio's net assets, distributions and income. If the value of the foreign currencies in which the Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, the Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

Fixed-Income Securities. The value of the Portfolio's shares will fluctuate with the value of its investments. The value of the Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of the Portfolio's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of a Portfolio's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of a Portfolio's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve the Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of the Portfolio.

Foreign Securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Portfolio whose investment portfolio includes foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

The Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require the Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to the Portfolio. These factors may affect the liquidity of the Portfolio's investments in any country and Alliance will monitor the effect of any such factor or factors on the Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

Alliance believes that, except for currency fluctuations between the U.S. Dollar and the Canadian Dollar, the matters described above are not likely to have a material adverse effect on the Portfolio's investments in the securities of Canadian issuers or investments denominated in Canadian Dollars. The factors described above are more likely to have a material adverse effect on the Portfolio's investments in the securities of Mexican and other non-Canadian foreign issuers, including investments in securities denominated in Mexican Pesos or other non-Canadian foreign currencies. If not hedged, however, currency fluctuations could affect the unrealized appreciation and depreciation of Canadian Government securities as expressed in U.S. Dollars.

Investment in Privatized Enterprises by Worldwide Privatization Portfolio. In certain jurisdictions, the ability of foreign entities, such as the Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which the Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Most state enterprises or former state enterprises go through an internal reorganization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises that may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Investment in Smaller, Emerging Companies. The foreign securities in which the Portfolio may invest may include securities of smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel which have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

Extreme Governmental Action; Less Protective Laws. In contrast with investing in the United States, foreign investment may involve in certain situations greater risk of nationalization, expropriation, confiscatory taxation, currency blockage or other extreme governmental action which could adversely impact the Portfolio's investments. In the event of certain such actions, the Portfolio could lose its entire investment in the country involved. In addition, laws in various foreign countries governing, among other subjects, business organization and practices, securities and securities trading, bankruptcy and insolvency may provide less protection to investors such as a Portfolio than provided under U.S. laws.

Investment in Fixed-Income Securities Rated Baa and BBB. Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities, as described below. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

Investment in Lower-Rated Fixed-Income Securities. Lower-rated securities are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. Securities rated Ba or BB are judged to have speculative elements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B are judged to have highly speculative elements or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa by Moody's are also judged to have speculative characteristics.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, and attention to current developments and trends in interest rates and economic and political conditions. There can be no assurance, however, that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing the Portfolio's securities than would be the case if the Portfolio did not invest in lower-rated securities. In considering investments for the Portfolio, Alliance will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Alliance's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

Sovereign Debt Obligations. No established secondary markets may exist for many of the sovereign debt obligations in which the Portfolio may invest. Reduced secondary market liquidity may have an adverse effect on the market price and the Portfolio's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations may also make it more difficult for the Portfolio to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

By investing in sovereign debt obligations, the Portfolio will be exposed to the direct or indirect consequences of political, social, and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

The sovereign debt obligations in which the Portfolio will invest in many cases pertain to countries that are among the world's largest debtors to commercial banks, foreign governments, international financial organizations, and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of sovereign debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The Portfolio is permitted to invest in sovereign debt obligations that are not current in the payment of interest or principal or are in default so long as Alliance believes it to be consistent with the Portfolio's investment objectives. The Portfolio may have limited legal recourse in the event of a default with respect to certain sovereign debt obligations it holds. For example, remedies from defaults on certain sovereign debt obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of sovereign debt obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

U.S. and Foreign Taxes. The Portfolio's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by the Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

Unrated Securities. Unrated securities will also be considered for investment by the Portfolio when Alliance believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

Year 2000. Many computer systems and applications in use today process transactions using two-digit date fields for the year of the transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "1900", which could result in processing inaccuracies and computer system failures. This is commonly known as the Year 2000 problem. The failure of any of the computer systems employed by the Portfolio's major service providers to process Year 2000 related information properly could have a significant negative impact on the Portfolio's operations and the services that are provided to the Portfolio's shareholders. In addition, to the extent that the operations of issuers of securities held by the Portfolio are impaired by the Year 2000 problem, or prices of securities held by the Portfolios decline as a result of real or perceived problems relating to the Year 2000, the value of the Portfolio's shares may be materially affected.

With respect to the Year 2000, the Portfolio has been advised that Alliance, the Portfolio's investment adviser, Alliance Fund Distributors, Inc. ("AFD"), the Portfolio's principal underwriter, and Alliance Fund Services, Inc. ("AFS"), the Portfolio's registrar, transfer agent and dividend disbursing agent (collectively, "Alliance"), began to address the Year 2000 issue several years ago in connection with the replacement or upgrading of certain computer systems and applications. During 1997, Alliance began a formal Year 2000 initiative, which established a structured and coordinated process to deal with the Year 2000 issue. Alliance reports that it has completed its assessment of the Year 2000 issues on its domestic and international computer systems and applications. Currently, management of Alliance expects that the required modifications for the majority of its significant systems and applications that will be in use on January 1, 2000, will be completed and tested by early 1999. Full integration testing of these systems and testing of interfaces with third-party suppliers will continue through 1999. At this time, management of Alliance believes that the costs associated with resolving this issue will not have a material adverse effect on its operations or on its ability to provide the level of services it currently provides to the Portfolio.

The Portfolio and Alliance have been advised by the Portfolio's Custodian and Administrator that they are each in the process of reviewing their systems with the same goals. As of the date of this Prospectus, the Portfolio and Alliance have no reason to believe that the Custodian or Administrator will be unable to achieve these goals.

MANAGEMENT OF THE PORTFOLIO

Investment Adviser
The Portfolio's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 1998, totaling more than $286 billion (of which approximately $118 billion represented the assets of investment companies). Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations, and endowment funds. The 54 registered investment companies, with more than 118 separate portfolios, managed by Alliance currently have over 3.6 million shareholder accounts. As of December 31, 1998, Alliance was retained as an investment manager for employee benefit plan assets of 35 of the FORTUNE 100 companies.

Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, for the fiscal year ended December 31, 1998 the fee paid to Alliance by the Portfolio as a percentage of average net assets was .38%, net of fee waivers and/or reimbursements. Absent fee waivers and/or reimbursements, the fee paid to Alliance by the Portfolio as a percentage of net assets would have been 1.00%.

Portfolio Managers

The following table lists the person who is primarily responsible for the day-to-day management of the Portfolio, the length of time that the person has been primarily responsible for the Portfolio, and that person's principal occupation during the past five years.

                                                                  Principal Occupation
                                     Employee; Time Period;              During
             Portfolio                   Title With ACMC          The Past Five Years*
             ---------             --------------------------   ------------------------
 Worldwide Privatization Portfolio Mark H. Breedon; since       Associated with Alliance
                                   inception; Vice President    since prior to 1994
                                   of ACMC and Director and
                                   Senior Vice President of
                                   Alliance Capital Limited**

--------
 * Unless indicated otherwise, persons associated with Alliance have been employed in a portfolio management, research or investment capacity.
**  An indirect wholly-owned subsidiary of Alliance.

PURCHASE AND SALE OF SHARES

How The Portfolio Values Its Shares

The Portfolio's net asset value or NAV is calculated at 4:00 p.m., Eastern time, each day the Exchange is open 'for business. To calculate NAV, the Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolio values its securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Portfolio's Directors or Trustees believe accurately reflect fair market value. The Portfolio invests in certain securities that are primarily listed on foreign exchanges and trade on weekends or other days when the fund does not price its shares. The Portfolio's NAV may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

Your order for purchase or sale of shares is priced at the next NAV calculated after your order is received by the Portfolio.

How To Purchase and Sell Shares

The Portfolio offers its shares through the separate accounts of life insurance companies. You may only purchase and sell shares through these separate accounts. See the Prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolios' shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Portfolio declares dividends on its shares at least annually. The income and capital gains distribution will be made in shares of the Portfolio.

See the Prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain code requirements are met, a Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid.

DISTRIBUTION ARRANGEMENTS

This Prospectus offers Class B shares of the Portfolios. The Class B shares have an asset-based sales charge or Rule 12b-1 fee. The Portfolio has adopted a plan under the Commission Rule 12b-1 that allows the Portfolio to pay asset-based sales charges or distribution fees for the distribution and sale of its shares. The amount of these fees for the Class B shares as a percentage of average net assets is 0.25%. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio's financial performance for the period of the Portfolio's operations. Certain information reflects financial results for a single Class A share of each Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Class A shares of the Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report, along with each Portfolio's financial statements, is included in the SAI, which is available upon request. Since the Portfolios did not offer Class B shares prior to January 1999, the financial highlights are solely for Class A shares and do not reflect the annual Class B Rule 12b-1 fee of .25% of average net assets.


                                    Worldwide Privatization Portfolio
                               ------------------------------------------------
                                                                  September 23,
                                                                     1994(a)
                                  Year Ended December 31,              to
                               ---------------------------------  December 31,
                                1998     1997     1996     1995       1994
                               -------  -------  -------  ------  -------------
Net asset value, beginning of
 period....................... $ 14.20  $ 13.13  $ 11.17  $10.10     $10.00
                               -------  -------  -------  ------     ------
Income From Investment
 Operations
Net investment income(b)(c)...     .26      .25      .28     .32        .10
Net realized and unrealized
 gain on investments and
 foreign currency
 transactions.................    1.29     1.17     1.78     .78        -0-
                               -------  -------  -------  ------     ------
Net increase in net asset
 value from operations........    1.55     1.42     2.06    1.10        .10
                               -------  -------  -------  ------     ------
Less: Dividends and
 Distributions
Dividends from net investment
 income.......................    (.20)    (.16)    (.10)   (.03)       -0-
Distributions from net
 realized gains...............    (.74)    (.19)     -0-     -0-        -0-
                               -------  -------  -------  ------     ------
Total dividends and
 distributions................    (.94)    (.35)    (.10)   (.03)       -0-
                               -------  -------  -------  ------     ------
Net asset value, end of
 period....................... $ 14.81  $ 14.20  $ 13.13  $11.17     $10.10
                               =======  =======  =======  ======     ======
Total Return
Total investment return based
 on net asset value(d)........   10.83%   10.75%   18.51%  10.87%      1.00%
Ratios/Supplemental Data
Net assets, end of period
 (000's omitted).............. $46,268  $41,818  $18,807  $5,947     $1,127
Ratios to average net assets
 of:
  Expenses, net of waivers and
   reimbursements.............     .95%     .95%     .95%    .95%       .95%(e)
  Expenses, before waivers and
   reimbursements.............    1.70%    1.55%    1.85%   4.17%     18.47%(e)
  Net investment income(b)....    1.74%    1.76%    2.26%   2.96%      4.27%(e)
Portfolio turnover rate.......      92%      58%      47%     23%         0%

--------
Footnotes:

(a) Commencement of operations.
(b) Net of expenses reimbursed or waived by the Adviser.
(c) Based on average shares outstanding.
(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(e) Annualized.

For more information about the Portfolio, the following documents are available upon request:

Annual/Semi-annual Reports to Shareholders

The Portfolio's annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

Statement of Additional Information (SAI)

The Fund has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Fund's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, by contacting your broker or other financial intermediary, or by contacting Alliance:

By mail:                 c/o Alliance Fund Services, Inc.
                         P.O. Box 1520
                         Secaucus, NJ 07096-1520

By phone:                For Information:
                                        (800) 221-5672
                         For Literature:(800) 227-4618

Or you may view or obtain these documents from the Commission:

In person:               at the Commission's Public Reference Room in
                         Washington, D.C.

By phone:                1-800-SEC-0330

By mail: Public Reference Section Securities and Exchange Commission Washington, DC 20549-6009 (duplicating fee required)

On the Internet:         www.sec.gov

You also may find more information about Alliance and the Portfolio on the internet at: www.Alliancecapital.com.